Exhibit 99.1

FOR IMMEDIATE RELEASE

CAMBRIDGE CAPITAL ACQUISITION CORPORATION ANNOUNCES ADJOURNMENT OF ITS SPECIAL MEETING TO THURSDAY, APRIL 30, 2015 IN ORDER FOR STOCKHOLDERS TO FURTHER CONSIDER ADDITIONAL INFORMATION

West Palm Beach, FL and Singapore – April 28, 2015 – Cambridge Capital Acquisition Corporation (NASDAQ: CAMB, CAMBU and CAMBW) (“Cambridge”) today announced that it convened and adjourned, without conducting any business, its special meeting of stockholders, held yesterday, April 27, 2015, at 4:00 p.m. Eastern Time until Thursday, April 30, 2015 at 4:30 p.m. Eastern Time, in order to give its stockholders additional time to consider the supplemental proxy materials filed with the Securities and Exchange Commission by Cambridge on April 22, 2015, including the revised terms of the merger agreement with Parakou Tankers, Inc. and the revised and restructured common shareholder allocation, included in such supplemental materials, and to vote on the proposals to be considered at the special meeting. The special meeting will still be held at the offices of DLA Piper LLP (US), 200 South Biscayne Boulevard, Suite 2500, Miami, Florida 33131-5341.

Stockholders who intend to exercise their conversion rights must affirmatively vote either for or against the merger proposal, demand that Cambridge convert their shares into cash no later than the close of the vote on the merger proposal, and tender their stock to Cambridge’s transfer agent at least two business days prior to the vote at the meeting (by 5:00 p.m. Eastern Time on Tuesday, April 28, 2015). Stockholders may tender their stock by either delivering their stock certificate to the transfer agent or by delivering their shares electronically using Depository Trust Company’s DWAC (deposit withdrawal at custodian) system.

Stockholders of record at the close of business on March 4, 2015 are entitled to receive notice of the Special Meeting and to vote the shares of common stock of Cambridge owned by them at the Special Meeting. If you have already returned a validly executed proxy card, your shares will remain voted unless you revoke your prior proxy before the special meeting. You may change your vote by submitting a subsequent proxy. If your shares are held in “street name” you may revoke any prior vote and revote by following the telephone and/or Internet voting procedures provided to you by your bank or broker until 11:59 P.M. Eastern Daylight Time on April 29, 2015.

Stockholders who hold their shares in “street name,” which means the shares are held of record by a broker, bank or nominee, should contact their broker, bank or nominee to ensure that votes related to the shares beneficially owned by such stockholders are properly counted. In this regard, holders must provide the broker, bank or nominee with instructions on how to vote the shares or, if such a stockholder wishes to attend the meeting and vote in person, obtain a proxy from the broker, bank or nominee.

Additionally, Cambridge advises holders of its securities to move these securities into accounts that do not permit the lending of securities, so called cash accounts or segregated accounts, and out of accounts that permit the lending of securities, such as margin accounts. These steps are designed to ensure that votes related to common stock beneficially owned by stockholders are properly counted. Beneficial owners of common stock that have been lent out (either with or without the beneficial owners’ knowledge) are not permitted to vote those shares.

Parakou Tankers, Inc. Overview

Parakou is a fully integrated industrial shipping company engaged in the seaborne transportation of liquid petroleum products that owns and operates a fleet of modern medium range, or MR, product tankers. As of the date of this press release, Parakou’s fleet consists of eight 51,000 deadweight ton MR product tankers, which were transferred in July 2014 from Parakou (International) Limited, a Hong-Kong based shipping firm founded in 1985. Parakou was incorporated under the laws of the Marshall Islands in January 2014 and is headquartered in Singapore.

About Cambridge Capital Acquisition Corporation

Cambridge Capital Acquisition Corporation is a blank check company formed in order to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or entities. Cambridge was incorporated under the laws of Delaware on October 1, 2013, completed its IPO on December 23, 2013 and currently holds $81,305,000 million in a segregated account pending the conclusion of the proposed Mergers with Parakou Tankers, Inc.

Additional Information and Where to Find It

The proposed business combination will be submitted to the stockholders of Cambridge for their consideration at the special meeting on April 30, 2015. In connection with the proposed business combination, Cambridge and Cambridge Holdco, Inc., Cambridge’s wholly-owned subsidiary (“Holdco”) has filed definitive registration statement on Form S-4 that includes a proxy statement/prospectus for the stockholders of Cambridge to be filed with the Securities and Exchange Commission (“SEC”) and mailed to the stockholders of Cambridge. Cambridge urges investors, stockholders and other interested persons to read the definitive proxy statement/prospectus, as well as other documents filed with the SEC, because these documents contain important information. Such persons can also read Cambridge’s final prospectus, dated December 17, 2013, and Cambridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for a description of the security holdings of the Cambridge officers and directors and of EBC and their respective interests as security holders in the successful consummation of the transactions described herein. Cambridge’s definitive proxy statement/prospectus included in Holdco’s registration statement was mailed to stockholders of Cambridge as of the record date for voting on the transactions described in this press release. Stockholders may obtain a copy of such documents, without charge, by directing a request to: Cambridge Capital Acquisition Corporation, 525 South Flagler Drive, Suite 201, West Palm Beach, Florida 33701. These documents and Cambridge’s IPO final prospectus and Annual Report on Form 10-K can also be obtained, without charge, at the Securities and Exchange Commission’s web site (http://www.sec.gov).

Participants in Solicitation

Cambridge and its directors and executive officers and EarlyBirdCapital, Inc. may be deemed to be participants in the solicitation of proxies for the special meeting of Cambridge stockholders to be held to approve the business combination described in this press release. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Cambridge in connection with the proposed business combination is set forth in the Registration Statement of Holdco and the definitive proxy statement of Cambridge, each filed with the SEC on March 27, 2015. You can also find information about Cambridge’s executive officers and directors in its Annual Report on Form 10-K, which was filed with the SEC on March 3, 2015. You can obtain free copies of these documents from Cambridge using the contact information above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Cambridge, Holdco or Parakou, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Safe Harbor Language

This press release includes “forward-looking statements” within the meaning of U.S. federal securities laws. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, Cambridge’s and Parakou’s expectations with respect to future performance, growth and anticipated acquisitions; the anticipated financial impact of the Business combination; ability to recognize the anticipated benefits of the Business combination; costs related to the proposed Business combination; the satisfaction of the closing conditions to the Business combination; the timing of the completion of the Business combination; volatility in charter rates and profitability; demand for shipping of refined petroleum products; global economic conditions; changes in fuel prices; geopolitical events and regulatory changes; damages to vessels; acts of piracy, political instability, terrorist or other attacks, war or international hostilities; loss of key personnel; delays in deliveries of any newbuild product tankers; difficulty managing planned growth properly; seasonal and exchange rate fluctuations; access to additional financing; changes in tax laws; weather and natural disasters; changing interpretations of generally accepted accounting principles; inquiries and investigations and related litigation; continued compliance with government regulations; and other risks and uncertainties indicated from time to time in filings with the SEC by Cambridge or Holdco. The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Cambridge’s most recent filings with the SEC and will be contained in the proxy statement/prospectus to be filed by Holdco. All subsequent written and oral forward-looking statements concerning Cambridge,

Holdco and Parakou, the transactions described herein or other matters and attributable to Cambridge, Holdco and Parakou or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Cambridge, Holdco nor Parakou undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Contact

Ramon Suazo

Partner

Cambridge Capital Acquisition Corporation

Tel: 561-932-1615